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                                                                   EXHIBIT 10.20


                             TENANT IMPROVEMENT AND
                      LEASING COMMISSION RESERVE AGREEMENT

        This TENANT IMPROVEMENT AND LEASING COMMISSION RESERVE AGREEMENT ("Agreement") is made as of January 10, 2002, by and between ILLUMINA, INC., a Delaware corporation, having its principal place of business at 9885 Towne Centre Drive, San Diego, California 92121 ("Borrower"), and BNY WESTERN TRUST COMPANY AS TRUSTEE FOR WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND, having an address at c/o Washington Capital Management, Inc., 4350 La Jolla Village Drive, Suite 960, San Diego, California 92122 ("Lender"), with reference to the following facts:

        A. Borrower, by its assumption of a promissory note dated September 26, 2000, executed by Eastgate Diversified Venture, an Illinois general partnership, given to Lender (the note, together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof shall collectively be referred to as the "Note") is indebted to Lender in the principal sum of Twenty Six Million Dollars ($26,000,000.00), in lawful money of the United States of America, with interest at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

        B. The Loan is secured by, among other things, a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (the "Deed of Trust"), dated as of September 27, 2000, which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Deed of Trust and this Agreement now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

        C. Lender requires as a condition to the assumption of the Loan by Borrower that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Note, the Deed of Trust and the Other Security Documents.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Deposits to the Tenant Improvement and Leasing Commission
Reserve.

               1.1 Monthly Deposit. On each date that a regularly scheduled payment of principal or interest is due under the Note, Borrower shall deposit with Lender (or, at Lender's election, in a pledged bank or escrow account in the name of Borrower and pledged to and selected by Lender) the sum of Twenty Thousand Dollars ($20,000.00) (the "Monthly Deposit").

1.2 Reassessment of Monthly Deposit. No more often than once each "Loan Year" (as defined below), Lender may reassess its estimate of the amount necessary for the


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

Tenant Improvement and Leasing Commission Reserve Fund (defined below) and may increase the amount of the Monthly Deposit by thirty (30) calendar days written notice to Borrower, if Lender determines in its reasonable discretion that an increase is commercially reasonable and necessary to maintain a proper reserve to fund the costs of likely Tenant Improvements and/or Leasing Commissions (each as defined below) for the retenanting of the Property during the remaining term of the Loan. For purposes of this Section 1.2, a "Loan Year" means each 365 day period (or 366 day period in leap years) commencing with the date of this Agreement and ending on each anniversary thereof.

               1.3 Shell Space Reserve. If any unimproved shell space exists, as of the Conversion Date, in (a) that certain two-story building consisting of approximately 46,250 rentable square feet ("Building A") on the Property, or (b) that certain two-story building consisting of approximately 51,250 rentable square feet ("Building B") on the Property, Borrower shall deposit with Lender One Hundred Dollars ($100.00) for each square foot of such unimproved shell space (the "Shell Space Reserve"). Monthly Deposits and the Shell Space Reserve shall collectively be referred to herein as the "Tenant Improvement and Leasing Commission Reserve Fund."

               1.4 Tenant Improvement and Leasing Commission Reserve. Lender shall invest or cause to be invested the Tenant Improvement and Leasing Commission Reserve Fund, as received, in highly liquid, short-term U.S. government securities (the "Tenant Improvement and Leasing Commission Reserve") selected by Lender with any interest and gains in investment value accruing thereon to Borrower's benefit. Borrower hereby acknowledges and confirms that
(a) the Tenant Improvement and Leasing Commission Reserve Fund shall not constitute a trust fund (and, if deposited in Lender's name, such funds may be commingled with other monies held by Lender, but, if held in the name of Borrower, such funds shall not be commingled with any other monies held by Borrower), and (b) Lender or its designee shall have the sole right to make or approve withdrawals from the Tenant Improvement and Leasing Commission Reserve.

        2.     Pledge of Tenant Improvement and Leasing Commission Reserve.

        As additional security for the payment of all sums due under the Loan and the performance by Borrower of the Obligations (as defined in the Deed of Trust), Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest in and to and a first lien upon, the Tenant Improvement and Leasing Commission Reserve Fund and the Tenant Improvement and Leasing Commission Reserve; provided that, Lender shall make disbursements from the Tenant Improvement and Leasing Commission Reserve in accordance with the terms of this Agreement.

        3.     Disbursements From Tenant Improvement and Leasing Commission
Reserve

               3.1 Disbursements for Tenant Improvements and Leasing Commissions Only. Lender shall make disbursements from the Tenant Improvement and Leasing Commission Reserve to pay or reimburse Borrower only for the cost of (a) tenant improvements required under any new lease or modification, renewal or extension of any existing lease which is entered into after the date hereof for the Property, provided that any such new lease or modification, renewal or extension of any existing lease which is entered into after the date hereof is done so in


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

accordance with the terms and provisions of the Deed of Trust and the Other Security Documents (collectively, the "Tenant Improvements"), and (b) leasing commissions incurred by Borrower in connection with the leasing of the Property or a portion thereof, provided that (x) such leasing commissions are reasonable and customary for properties similar to the Property and (y) the amount of such leasing commission is determined pursuant to arms length transactions between Borrower and any leasing agent to which a leasing commission is due, and excluding any leasing commissions which shall be due any member, general partner or shareholder of Borrower or any affiliate of Borrower (collectively, "Leasing Commissions"), in each case in the manner provided in this Section 3. Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 3 and Section 4 of this Agreement, disburse to Borrower amounts from the Tenant Improvement and Leasing Commission Reserve necessary to pay for the actual approved costs of (I) Tenant Improvements or to reimburse Borrower therefor, upon completion of such Tenant Improvements (or, upon partial completion in the case of Tenant Improvements made pursuant to
Section 3.5) as determined by Lender, and (II) Leasing Commissions upon satisfactory evidence that the obligations of the leasing agent have been fully performed. In no event shall Lender be obligated to disburse funds from the Tenant Improvement and Leasing Commission Reserve if an Event of Default (hereinafter defined) exists.

               3.2 Request for Disbursement for Tenant Improvement. Each request for disbursement from the Tenant Improvement and Leasing Commission Reserve in connection with a Tenant Improvement shall be in a form specified or approved by Lender and shall specify (a) the specific Tenant Improvements for which the disbursement is requested, (b) the quantity and price of each item purchased, if the Tenant Improvement includes the purchase or replacement of specific items,
(c) the price of all materials (grouped by type or category) used in any Tenant Improvement other than the purchase or replacement of specific items, and (d) the cost of all contracted labor or other services applicable to each Tenant Improvement for which such request for disbursement is made. With each such request, Borrower shall certify that all Tenant Improvements have been made in accordance with applicable laws and shall also deliver a certificate from the tenants for which the Tenant Improvements have been performed stating that such Tenant Improvements have been completed in a manner satisfactory and acceptable to such tenant, that such tenant has accepted the premises and containing such other information as Lender may require, in form and substance reasonably satisfactory to Lender. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and each request shall include evidence satisfactory to Lender of payment of all such amounts. Except as provided in Section 3.5, each request for disbursement from the Tenant Improvement and Leasing Commission Reserve shall be made only after completion of the Tenant Improvement for which disbursement is requested. Borrower shall provide Lender evidence of completion satisfactory to Lender in its reasonable judgment.

               3.3 Request for Disbursement for Leasing Commissions. Each request for disbursement from the Tenant Improvement and Leasing Commission Reserve in connection with a Leasing Commission shall be in a form specified or approved by Lender and shall specify (a) the Leasing Commissions for which such disbursement is requested, and (b) the amount of each Leasing Commission. With each such request, Borrower shall certify that the obligations of the leasing agent have been fully performed, and Borrower shall also deliver a certification from


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

the leasing agent that no further sums are due to it in connection with the applicable Leasing Commission. Each request for disbursement shall include copies of invoices and bills for such Leasing Commissions marked paid; or Lender may in its sole discretion, accept copies of cancelled checks in satisfaction of this requirement.

               3.4 Disbursement Conditions. Borrower shall pay all invoices in connection with the Tenant Improvements with respect to which a disbursement is requested prior to submitting such request for disbursement from the Tenant Improvement and Leasing Commission Reserve unless all such invoices do not exceed $10,000.00, in which case Lender shall disburse the amount for such invoices directly to Borrower and Borrower covenants and agrees to promptly pay such invoices. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $10,000.00 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request. Lender may in its sole discretion, accept copies of cancelled checks in lieu of, or in addition to any of the foregoing invoice and/or lien waiver requirements.

               3.5 Partial Completion. If (a) the time required to complete a Tenant Improvement exceeds one month, (b) the contractor performing such Tenant Improvement requires periodic payments pursuant to the terms of a written contract, (c) Lender has approved in writing in advance such periodic payments, and (d) the cost of the portion of the work completed under such contract exceeds Ten Thousand Dollars ($10,000.00), a request for reimbursement from the Tenant Improvement and Leasing Commission Reserve may be made after completion of a portion of the work under such contract, provided (i) such contract requires payment upon completion of such portion of the work, (ii) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (iii) all other conditions in this Agreement for disbursement have been satisfied, (iv) funds remaining in the Tenant Improvement and Leasing Commission Reserve are, in Lender's judgment, sufficient to complete such Tenant Improvement and fund other Tenant Improvements and Leasing Commissions when required, and (v) each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

               3.6 Number of Requests. Except as provided in Section 3.5, Borrower shall not make a request for disbursement from the Tenant Improvement and Leasing Commission Reserve more frequently than once in any calendar month.

        4.     Performance of Tenant Improvements.

               4.1 Workmanlike Completion. Borrower shall make Tenant Improvements when required under the terms of the applicable Lease. Borrower shall complete all Tenant Improvements in a good and workmanlike manner as soon as practicable following the commencement of making each such Tenant Improvement.


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

               4.2 Contracts. Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Tenant Improvements. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender.

               4.3 Lender's Right to Complete Tenant Improvements. In the event Lender determines in its reasonable discretion that any Tenant Improvement is not being performed in a workmanlike or timely manner or that any Tenant Improvement has not been completed in a workmanlike or timely manner, Lender shall have the option to withhold disbursement for such unsatisfactory Tenant Improvement and to proceed under existing contracts or to contract with third parties to complete such Tenant Improvement and to apply the Tenant Improvement and Leasing Commission Reserve Fund toward the labor and materials necessary to complete such Tenant Improvement, without providing any prior notice to Borrower, and to exercise any and all other remedies available to Lender upon an Event of Default.

               4.4 Entry onto Property. In order to facilitate Lender's completion or making of the Tenant Improvements pursuant to Section 4.3 above, Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Tenant Improvements and/or employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to Borrower and secured by the Deed of Trust. For this purpose, Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Tenant Improvements in the name of Borrower. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (a) to use any funds in the Tenant Improvement and Leasing Commission Reserve for the purpose of making or completing the Tenant Improvements; (b) to make such additions, changes and corrections to the Tenant Improvements as shall be necessary or desirable to complete the Tenant Improvements; (c) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (d) to pay, settle or compromise all existing bills and claims which are or may become liens against the Property, or as may be necessary or desirable for the completion of the Tenant Improvements, or for clearance of title; (e) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (f) in its reasonable discretion, to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (g) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

               4.5 No Obligation of Lender. Nothing in this Section 4 shall: (a) make Lender responsible for making or completing the Tenant Improvements; (b) require Lender to expend funds in addition to the Tenant Improvement and Leasing Commission Reserve Fund to make or complete any Tenant Improvement; (c) obligate Lender to proceed with the Tenant Improvements; or (d) obligate Lender to demand from Borrower additional sums to make or complete any Tenant Improvement.

               4.6    Inspections.


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

                      (a) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect or inspector) or third parties making Tenant Improvements pursuant to this Section 4 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Tenant Improvements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Tenant Improvements which are or may be kept at the Property, and to complete any Tenant Improvements made pursuant to this Section 4. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this
Section 4.6 or the completion of Tenant Improvements pursuant to this Section 4.

                      (b) Lender may require an inspection of the Property at Borrower's expense prior to making a monthly disbursement from the Tenant Improvement and Leasing Commission Reserve in order to verify completion of the Tenant Improvements for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate, independent, qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent, qualified professional acceptable to Lender prior to the disbursement of any amounts from the Tenant Improvement and Leasing Commission Reserve. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent, qualified professional.

               4.7    Lien-Free Completion.

                      (a) The Tenant Improvements and all materials, equipment, fixtures, or any other item comprising a part of any Tenant Improvement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by Lender, if any).

                      (b) Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date of recordation of the Deed of Trust and that title to the Property is free and clear of all liens (other than the lien of the Deed of Trust and any other liens previously approved in writing by Lender, if any).

               4.8 Compliance with Laws. All Tenant Improvements shall comply with all applicable laws and applicable insurance requirements, including, without limitation, applicable building codes, special use permits, environmental regulations and requirements of insurance underwriters.

               4.9 Insurance Requirements. In addition to any insurance required under the Deed of Trust and the Other Security Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Tenant Improvement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to


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Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.

        5.     Failure to Make Tenant Improvements.

               5.1 Event of Default. It shall be an "Event of Default" under this Agreement if Borrower (a) fails to make any Monthly Deposit payment required hereunder within ten (10) calendar days of the date when due, or (b) fails to comply with any provision of this Agreement and such failure is not cured within thirty (30) calendar days after notice from Lender; provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days, unless, only in the case of cures that require construction or remedial work, such cure cannot with diligence be completed within such one hundred twenty (120) day period, in which case such period shall be extended for an additional one hundred twenty (120) days. The occurrence of an Event of Default, as defined in the Note, the Deed of Trust or any of the Other Security Documents, shall also be an "Event of Default" under this Agreement. Upon the occurrence and during the continuance of an Event of Default, Borrower shall not be entitled to receive any funds from the Tenant Improvement and Leasing Commission Reserve and Lender may use the Tenant Improvement and Leasing Commission Reserve Fund (or any portion thereof) for any purpose, including, but not limited to, completion of the Tenant Improvements as provided in Section 4, payment of any Leasing Commissions then due and payable, or for any other repair or replacement to the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Tenant Improvement and Leasing Commission Reserve Fund shall be in addition to all other rights and remedies provided to Lender under this Agreement, the Note, the Deed of Trust, the Other Security Documents, and at law or in equity.

               5.2 Insufficient Funds in the Tenant Improvement and Leasing Commission Reserve. The insufficiency of any balance in the Tenant Improvement and Leasing Commission Reserve shall not relieve Borrower from its obligation to fulfill (a) all covenants in the Deed of Trust and the Other Security Documents,
(b) any covenants or agreements with any tenants under any Leases, or (c) any agreements with any leasing agents.

        6.     Waivers.

               6.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Agreement, the Note, the Deed of Trust, any of the Other Security Documents, or the Obligations.

               6.2 Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by


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applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.

               6.3 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all of its obligations hereunder.

               6.4 Waiver of Trial By Jury. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS AGREEMENT, THE DEED OF TRUST OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

        7.     Miscellaneous Provisions.

               7.1 Notices. All notices or other written communications hereunder shall be given and become effective as provided in the Deed of Trust.

               7.2 Choice of Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of California and the applicable laws of the United States of America.

               7.3 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable under the provisions of any applicable law.

               7.4 Inapplicable Provision. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of the term shall not be affected thereby.

               7.5 Costs. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs) arising from or in any way connected with the performance of the Tenant Improvements or in connection with any Leasing Commissions or the holding or disbursing of the Tenant Improvement and Leasing Commission Reserve or the Tenant Improvement and Leasing Commission Reserve Fund. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender (whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise). Borrower hereby assigns to Lender all rights and claims Borrower may have against all persons or entities acting as a leasing agent in connection with Leasing Commissions.


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

               7.6 Headings, Etc. The headings and captions of various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting in any way, the scope or intent of the provisions hereof.

               7.7 No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing, signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

               7.8 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

               7.9 Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

               7.10 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

               7.11 Borrower's Records. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

               7.12 No Third Part Beneficiary. This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Tenant Improvement and Leasing Commission Reserve, the Tenant Improvement and Leasing Commission Reserve Fund, this Agreement, the Note, the Deed of Trust or any of the Other Security Documents. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

               7.13 No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner, agent, tenant-in-common or joint tenant of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

               7.14 Termination of Tenant Improvement and Leasing Commission Reserve. After (a) payment in full of the Debt and release by Lender of the lien of the Deed of Trust and (b) payment in full for all (i) Tenant Improvements completed or contracted to be performed, or


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

(i) Leasing Commissions due and payable, in each case prior to the date of the payment described in (a) above, Lender shall disburse to Borrower all amounts remaining in the Tenant Improvement and Leasing Commission Reserve, and this Agreement shall terminate.

               7.15 Enforcement of Agreement. This Agreement is executed by Borrower and Lender for the benefit of Lender. Borrower understands and agrees that, in connection with any sale of the Loan to an Investor (as defined in the Deed of Trust), this Agreement may be assigned to such Investor.

               7.16 Sole Discretion of Lender. Wherever pursuant to this Agreement (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Lender, shall be in the reasonable discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

               7.17 Completion of Tenant Improvements. Lender's approval of any plans for any Tenant Improvement, release of funds from the Tenant Improvement and Leasing Commission Reserve, inspection of the Property by Lender or Lender's agents, or other acknowledgment of completion of any Tenant Improvement in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Tenant Improvement has been completed in accordance with applicable laws.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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

        IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date first written above.

"BORROWER"                            ILLUMINA, INC.,
                                      A Delaware corporation

                                      By:       /s/ TIMOTHY M. KISH
                                              -------------------------------
                                              Timothy M. Kish
                                              Its:  Vice President and Chief
                                                    Financial Officer

"LENDER" BNY WESTERN TRUST COMPANY AS TRUSTEE FOR WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND


                                      By:       /s/ COLEEN IWANO
                                              -------------------------------
                                              Colleen Iwano
                                              Its:  Senior Vice President




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